SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

COMMUNITY FINANCIAL SHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

COMMUNITY FINANCIAL SHARES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 18, 2006

To the Stockholders of COMMUNITY FINANCIAL SHARES, INC.:

You are cordially invited to attend the annual meeting of stockholders of COMMUNITY FINANCIAL SHARES, INC. (the “Company”) to be held on Thursday, May 18, 2006, at 7:00 p.m., local time, at Community Bank-Wheaton/Glen Ellyn (the “Bank”,) 357 Roosevelt Rd., Glen Ellyn, Illinois.

A proxy statement and form of proxy for the annual meeting accompany this notice. The annual meeting is for the purpose of considering and acting upon:

1.	The election of the directors of the Company to serve for a term of one year; and

2.	Ratification of the appointment of BKD LLP as independent auditors for the year ending December 31, 2006.

3.	The transaction of such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

Your Board of Directors recommends that you vote in favor of the proposals set forth in the accompanying proxy statement.

Only stockholders of record at the close of business on March 15, 2006 may vote at the annual meeting or any adjournment or postponement thereof.

The Company’s audited financial statements are incorporated into Form 10-K and are enclosed for your convenience.

Whether or not you plan to attend the annual meeting, please act promptly by marking, signing and dating the enclosed proxy card and returning it in the postage paid envelope provided. As described more fully in the accompanying proxy statement, if you attend the meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing.

By Order of the Board of Directors,

/s/ Christopher P. Barton
Christopher P. Barton
Secretary

April 7, 2006

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, IL 60137

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 18, 2006

The Board of Directors (the “Board” of Community Financial Shares, Inc. (the “Company”)) is soliciting your proxy for use at the 2006 Annual Meeting of Stockholders to be held on May 18, 2006. You are receiving this proxy statement and proxy card from us because you were an owner of record of shares of common stock in Community Financial Shares, Inc. as of March 15, 2006, the record date for the upcoming annual meeting of stockholders to be held on May 18, 2006. This proxy statement describes the proposals on which we would like you to vote at the annual meeting. It also gives you information so that you can make an informed voting decision. We first mailed this proxy statement and the form of proxy to stockholders on or about April 7, 2006.

Community Financial Shares, Inc. is a bank holding company, which serves the financial needs of the communities of Wheaton and Glen Ellyn, Illinois. It is the parent company of Community Bank–Wheaton/Glen Ellyn, an Illinois state bank located in Wheaton and Glen Ellyn, Illinois. The Company’s headquarters are located at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

VOTING AT THE MEETING

Date, Time and Place of the Meeting

We will hold the annual meeting at Community Bank-Wheaton/Glen Ellyn, 357 Roosevelt Road, Glen Ellyn, Illinois, at 7:00 p.m., local time, on May 18, 2006.

Who Can Vote

Record holders of the Company’s common stock at the close of business on March 15, 2006 are entitled to notice of and to vote at the meeting. On the record date, 685,639 shares of common stock were issued and outstanding and held by approximately 525 holders of record. Each stockholder of record is entitled to one vote per share of common stock on each matter submitted to a vote of stockholders, so long as those votes are represented at the annual meeting, either in person or by proxy.

Quorum for the Meeting

A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, present in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The Inspectors of Election will determine whether a quorum is present at the annual meeting. The Inspectors of Election will treat instructions to withhold authority, abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares. Since brokers have authority to vote on the proposal scheduled for consideration at the annual meeting, it is not anticipated that there will be any broker non-vote. In the event that a quorum is not present at the meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

Votes Required

The ten nominees for director who receive the greatest number of votes cast in person or by proxy at the annual meeting will be elected directors of the Company. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval.

You are entitled to one vote for each share you own on the record date on each matter to be considered at the meeting. A broker or other nominee will have discretionary authority to vote shares of common stock if the beneficial owner or other person entitled to vote those shares has not provided instructions.

Instructions to withhold authority to vote will have no effect on the election of directors, because directors are elected by a plurality of votes cast. In all other matters other than the election of directors, any proxy marked “abstain” will have the effect of a vote against the proposal.

How You Can Vote

You may attend the annual meeting and vote your shares in person. You also may choose to vote by mail by completing the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the annual meeting.

If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

How You May Revoke or Change Your Vote

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail.

•	Sending a written notice, including by telegram or telecopy, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the meeting to:

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

Telecopy: 1-630-545-0399

Attention: Secretary

•	Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

Costs of Solicitation

The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of ten directors who are annually elected for a one-year term. The Board of Directors has nominated William F. Behrmann, Penny A. Belke, H. David Clayton, Raymond A. Dieter, Jr., Donald H. Fischer, Harold W. Gaede, Robert F. Haeger, Mary Beth Moran, Joseph S. Morrissey and John M. Mulherin for election as directors at the annual meeting. If elected, all will serve as directors until the annual meeting of stockholders to be held in 2007 and until their successors have been duly elected and qualified.

Proxies will be voted, unless otherwise indicated, for the election of the ten nominees for director. Proxies will be voted in a discretionary manner should any nominee be unable to serve. All of the nominees are currently serving as directors of the Company and have consented to serve.

The Board of Directors unanimously recommends a vote FOR each of the nominees for election as directors.

Information about the nominees is set forth below. The dates shown for service as a director of the Company include service as a director of the predecessor of the Company prior to December 2000.

Name and Background	Director Since
William F. Behrmann, age 63, has been owner and President of McChesney & Miller, Inc., located in Glen Ellyn, Illinois (a grocery store and market) since October 2002, employed there since 1959	1994

Penny A. Belke, DDS, age 54, has been a dentist and has owned and operated her practice in Glen Ellyn since 1980	2004

H. David Clayton, DVM, age 67, has been a veterinarian in Glen Ellyn since 1966. Dr. Clayton was listed in Who’s Who in Veterinary Medicine and Science. He is currently President of Clayton Consulting, a veterinary management and consulting firm, and is owner of Fox Valley Veterinary Hospital, P.C. in Ottawa, Illinois	1994

Raymond A. Dieter, Jr., MD, age 70, has been a surgeon with the DuPage Medical Group, located in Glen Ellyn, Illinois (a surgery and health care clinic) since 1969. Dr. Dieter has also been President of the Center for Surgery, located in Naperville, Illinois (an outpatient and surgery clinic) since 1990	1994

Donald H. Fischer, age 70, has been Chairman, President and Chief Executive Officer of Community Financial Shares, Inc., located in Glen Ellyn, Illinois (a bank holding company) since July, 2000. Mr. Fischer has also been Chairman, President and Chief Executive Officer of Community Bank-Wheaton/Glen Ellyn, located in Wheaton, Illinois and Glen Ellyn Illinois (an Illinois state-chartered bank) since March 1994	1994

Harold W. Gaede, age 76, has been the owner and Chairman of Gaede’s, Inc. located in Wheaton, Illinois since March 1954	1994

Robert F. Haeger, age 56, is a partner with Langan, Haeger, Vincent & Born, an Illinois insurance company located in Wheaton, Illinois since 1971	2005

Mary Beth Moran, age 36, is a certified public accountant and registered investment advisor. She has been a partner in the CPA firm of Kirkby, Phelan and Associates, located in Bloomingdale, Illinois since 1994	2004

Joseph S. Morrissey, DDS, age 67, has been a Wheaton dentist since 1969	1994

John M. Mulherin, age 63, has been a principal of Mulherin, Rehfeldt & Varchetto P.C., Attorneys at Law, Wheaton, Illinois (a professional company engaged in the practice of law) since 1972, President since 1997	1995

Information Regarding Board of Directors and Committees

The Company’s Board of Directors has several standing committees including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee.

Compensation of Directors

Directors of the Company were paid a fee of $700 for each Board meeting attended in 2005. There were 14 meetings held during 2005. In addition, directors were paid an annual retainer of $1,500. Non-employee directors of the Company are eligible to receive options to purchase shares of common stock under the Option Plan. Under the Option Plan, each non-employee director received an automatic grant of an option to purchase 750 shares of common stock at the time he or she was first elected or appointed as a director of the Company. All options are granted at the market value of the common stock on the day of the grant and become exercisable in annual cumulative installments, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant. The directors of the Company may also participate in a director’s retainer retirement program. This program provides each director with 10 annual payments beginning at age 75, or later if maintaining a position on the board. The amount of the annual benefit varies based on the number of years each director has served on the Company’s board as well as their years to retirement and range from $2,600 up to $21,320.

Meetings of the Board of Directors

The Board of Directors had fourteen meetings in 2005. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board Committees in which they were eligible to attend. The Company encourages members of its Board of Directors to attend the Annual

Meeting of Stockholders. All of the Directors attended the Annual Meeting of Stockholders held May 24, 2005, with the exception of Robert F. Haeger, who was elected to the Board of Directors on August 16, 2005.

CORPORATE GOVERNANCE

Directors Independence

The Board of Directors has determined that all directors other than Mr. Fischer are independent within the meaning of the rules promulgated by the National Association of Securities Dealers (NASD) and applicable federal law. There are no Company directors currently serving as a director of any other public company.

Shareholder Communication with Directors

Stockholders may communicate with members of the Company’s Board of Directors by mail addressed to the full Board of Directors, a specific member or to a particular committee of the Board of Directors at Community Financial Shares, Inc., 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Board Committees

Executive Committee

The independent directors of the Company meet periodically as the Executive Committee of the Board, as circumstances warrant. The function of the Executive Committee is to consider in executive session any matters where management may have a personal interest. The Executive Committee met 14 times in 2005.

Compensation Committee

The Compensation Committee of the Board of Directors comprises Mrs. Belke and Messrs. Behrmann, Dieter, Fischer and Morrissey. The Compensation Committee reviews executive compensation and performance and establishes compensation policies and incentives. None of the members of the committee other than Mr. Fischer were officers or employees of the Company in 2005, and none of these individuals are former officers or employees of the Company. In addition, during 2005 none of our executive officers served on the board of directors or compensation committee of any other company with respect to which any member of our Compensation Committee was engaged as an executive officer. The committee meets independently of Mr. Fischer in matters involving his compensation. The Compensation Committee held four meetings in 2005.

Nominating Committee

The Nominating Committee of the Board of Directors is comprised of Messrs. Mulherin, Morrissey, Clayton and Fischer. The Nominating Committee is responsible for nominating qualified candidates for Board membership and recommending to the Board the directors to serve on each committee of the Board. Each member of the Nominating Committee is independent other than Mr. Fischer; the committee meets independently of Mr. Fischer when considering matters relating to his Board service. The Nominating Committee held two meetings in 2005. The Nominating Committee does not have a charter.

While the Nominating Committee has not yet adopted a specific policy with regard to consideration of director candidates recommended by stockholders, it will carefully consider all director candidates recommended by stockholders provided such candidates and their credentials are submitted within the time period for stockholder proposals. Written recommendations should be submitted to the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

In evaluating candidates for Board membership, the Nominating Committee assesses the contribution that the candidate’s skills and expertise, together with his or her knowledge of the markets served by the Company’s operations, will make with respect to the Company’s strategy and operations. Final consideration of the nominees is conducted by the entire Board.

Audit Committee

The Audit Committee does not currently have a charter but the Board of Directors intends to adopt a formal charter for the Audit Committee at its regularly-scheduled meeting on April 18, 2006. Once adopted, a copy of the charter will be available to stockholders upon request. The members of the Audit Committee are William H. Behrmann, Harold W. Gaede, Mary Beth Moran, John Mulherin and Joseph S. Morrissey (chair). The Board of Directors has determined that Mrs. Mary Beth Moran is an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission. The Board of Directors has examined the composition of the Audit Committee in light of applicable federal law and the rules of the National Association of Securities Dealers, Inc. governing audit committees, and has confirmed that all members of the Audit Committee are “independent” within the meaning of those rules. The Audit Committee held four meetings during 2005.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors and the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the form 10-K for the year ended December 31, 2005.

Management is responsible for the Company’s financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principals. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures and, therefore, our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principals. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principals and on the representations of the independent auditors included in their report on the Company’s financial statements.

William H. Behrmann	Joseph S. Morrissey Chairman	Harold W. Gaede
Mary Beth Moran		John M. Mulherin

EXECUTIVE OFFICERS

The Company currently has four executive officers.

Name	Age	Present Position with the Company
Donald H. Fischer	70	Chairman of the Board, President and Chief Executive Officer (Principal Executive)

Christopher P. Barton	47	Vice President and Secretary

Scott W. Hamer	48	Vice President, Chief Financial Officer and Assistant Secretary

William W. Mucker	44	Vice President and Assistant Secretary

Donald H. Fischer has been Chairman, President and Chief Executive Officer of the Company since July 2000. Mr. Fischer has also been Chairman, President and Chief Executive Officer of the Bank since March 1994.

Christopher P. Barton has been Vice President and Assistant Secretary of the Company since July 2000. In 2003, Mr. Barton assumed the duties of Secretary of the Company. Mr. Barton has also been Senior Vice President and Assistant Secretary of the Bank since October 1998. In March 2003, he assumed the duties of Secretary of the Bank.

Scott W. Hamer has been Vice President, Chief Financial Officer and Assistant Secretary of the Company since April 2003. Mr. Hamer has also been Senior Vice President, Chief Financial Officer and Chief Operations Officer of the Bank since April 2003. Prior to joining the Company, Mr. Hamer served as Vice President & Cashier of Lemont National Bank (a national chartered bank) from February 1999 until April 2003.

William W. Mucker has been Vice President and Assistant Secretary of the Company since February 2003. Mr. Mucker also has been Senior Vice President, Chief Credit Officer and Assistant Secretary of the Bank since February 2003. Prior thereto, Mr. Mucker was Executive Vice President and Chief Credit Officer of Bloomingdale Bank & Trust Co. (an Illinois state-chartered bank) from April 1999 until January 2003.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY

The following table shows the compensation earned awarded or paid for services rendered to the Company by its Chief Executive Officer and the three other individuals serving as executive officers of the Company at December 31, 2005 (the “Named Executive Officers”) for the fiscal years ended December 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

Name and Principal Positions as of December 31, 2005	Year	Annual Compensation		Long-Term Compensation Awards Securities Underlying Options (#)	All Other Compensation ($)(1)
		Salary ($)	Bonus ($)
Donald H. Fischer,	2005	$207,000	$41,530	0	$38,812
Chairman, President	2004	$200,000	$35,438	0	$30,841
Chief Executive Officer	2003	$189,000	$33,578	0	$30,265
Christopher P. Barton,	2005	$110,514	$21,675	0	$13,971
Vice President, Secretary	2004	$106,520	$19,206	0	$17,034
	2003	$102,423	$18,480	0	$16,335
Scott W. Hamer,	2005	$98,000	$22,011	0	$13,869
Vice President, Chief	2004	$94,050	$12,481	0	$5,947
Financial Officer, Assistant	2003	$62,769	$3,188	2,200	0
Secretary
William M. Mucker,	2005	$118,313	$21,932	0	$15,863
Vice President, Assistant	2004	$114,037	$17,188	0	$10,940
Secretary	2003	$97,096	$7,425	2,200	0

(1)	The compensation reported represents Company contributions to the Company’s Profit Sharing Plan and the Company’s 401(k) Plan. For 2005, the Company’s contributions were as follows: Mr. Fischer - $24,112 profit sharing, $2,700 401(k) pension and $12,000 director’s fees; Mr. Barton - $13,805 profit sharing and $166 401(k) pension; Mr. Hamer - $11,889 profit sharing and $1,980 401(k) pension; Mr. Mucker - $14,798 profit sharing and $1,980 401(k) pension.

OPTION GRANTS IN 2005

No options to purchase the Company’s common stock were granted to any of the Named Executive Officers during 2005.

OPTION EXERCISES IN 2005

The table below sets forth certain information for fiscal year 2005 concerning the exercise of options to purchase shares of common stock granted under the Community Financial Shares, Inc. Option Plan (the “Options Plan”) by each of the Named Executive Officers and the value of unexercised options granted under the Option Plan held by each of the Named Executive Officers as of December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL

YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald H. Fischer
Christopher P. Barton	1,450	750	$41,325	$21,375
William M. Mucker	300	1,900	$3,600	$22,800
Scott W. Hamer	300	1,900	$3,600	$22,800

(1)	Represents the difference between $47.00 (the price at which common stock last traded prior to December 31, 2005) and the option exercise price multiplied by the number of shares of common stock covered by the options held. All options are in-the-money with Mr. Barton’s exercise price at $18.50 per share, Mr. Mucker’s and Mr. Hamer’s exercise price is $35.00 per share.

COMPENSATION OF DIRECTORS

Directors of the Company were paid a fee of $700 for each Board meeting attended in 2005. There were 14 meetings held during 2005. In addition, directors were paid an annual retainer of $1,500. Non-employee directors of the Company are eligible to receive options to purchase shares of common stock under the Option Plan. Under the Option Plan, each non-employee director received an automatic grant of an option to purchase 750 shares of common stock at the time he or she was first elected or appointed as a director of the Company. All options are granted at the market value of the common stock on the date of the grant and become exercisable in annual cumulative installments, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant. The directors of the Company may also participate in a director’s retainer retirement program. This program provides each director with 10 annual payments beginning at age 75, or later if maintaining a position on the board. The amount of the annual benefit varies based on the number of years each director has served on the Company’s board as well as their years to retirement and range from $2,600 up to $21,320.

CHANGE IN CONTROL ARRANGEMENTS

During 2002 and 2003, the Bank and its four executive officers, including Mr. Fischer, entered into change-of-control letter agreements, the form of which was attached as an exhibit to the Company’s periodic report on Form 10-QSB for the quarter ended June 30, 2002. The letter agreements provide for enumerated benefits to be provided by the Bank to said executive officers upon the occurrence of certain events within 18 months after a change of control of the Company or the Bank, as described more fully below.

The letter agreement, applicable to the Executive Officers (the “officers”), provides that, if, at any time within 18 months following a “change of control” (as defined below) of the Company or the Bank, either: (i) the officer’s employment is terminated by reason of his disability, death or retirement pursuant to any retirement plan or policy of the Bank of general application to key employees; (ii) the essential elements of the officer’s position, in terms of duty and authority, are materially reduced without good cause, each without the officer’s voluntary consent; (iii) there is a material reduction in the officer’s aggregate compensation, not related to or resulting from documented, diminished performance; or (iv) the officer’s are required to regularly perform services at a location which is greater than 50 miles from his principal office at the time of the change of control, then he will be entitled to specified severance benefits.

The specified severance benefits to be provided to the officers upon the occurrence of item (i) above, or upon the occurrence of any of items (ii) through (iv) which results in the officer’s termination, are as follows: (a) the Bank will pay the officers an immediate lump-sum cash payment equal to nine months of his current annual salary, exclusive of periodic bonus compensation, plus any unused earned vacation time and (b) the Bank, at its cost, will provide medical and life insurance coverage to the officer and his family, until the earlier of (i) the officer waiving such coverage by giving written notice of waiver to the Bank, (ii) nine months having elapsed from the effective date of the officer’s termination, or (iii) the officer becoming a participant in group insurance benefit programs of a new employer. Upon termination of benefits described in (b), the officers will be entitled to exercise the policy options normally available to the Bank’s employees upon termination of employment.

The letter agreement provides that a “change of control” will be deemed to have occurred if:

(a)	a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (as in effect on the date of the letter agreement), becomes the beneficial owner of shares of the Company having greater than 50% or more of the total number of votes that may be cast for the election of directors of the Company, including for this purpose any shares beneficially owned by such third person or group as of the date hereof; or

(b)	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Bank before the Transaction shall cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank.

The letter agreement establishes, however, that in the event of any reorganization involving the Company or the Bank in a transaction initiated by the Bank in which the stockholders of the Company immediately prior to such reorganization become stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and the persons who were directors of the Bank immediately prior to such reorganization constitute a majority of the Board of Directors of such successor or ultimate parent, no “change of control” shall be deemed to have taken place solely by reason of such reorganization, notwithstanding the fact that the Bank may have become the wholly-owned subsidiary of another corporation in such reorganization and the Board of Directors thereof may have been reconstituted, in which case the term “Bank” for the purposes of the change-of-control analysis shall refer to such successor or ultimate parent corporation.

PROPOSAL 2 – RATIFICATION OF BKD LLP AS INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of BKD LLP as the independent external auditors to audit our financial statements for the year ending December 31, 2006 and our stockholders are asked to approve the appointment of BKD LLP as auditors for the year ending December 31, 2006.

We expect that one or more representatives of BKD LLP will be present at the annual meeting. Each of these representatives will have opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BKD LLP as independent auditors for the year ending December 31, 2006.

Registrant’s Certifying Accountant

BKD LLP serves as our external auditor and was engaged in 2003 as our independent public accountant. Crowe Chizek, our internal auditor, has expanded our internal audit procedures and reviews key internal controls.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The consolidated financial statements of the Bank have been examined by BKD LLP, independent certified public accountants. The Company’s Audit Committee has selected BKD LLP to be the Company external auditors for 2006. In addition, Crowe Chizek, an independent certified public accounting firm has been selected to conduct the Company’s internal audit for 2006.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2005 and December 31, 2004 by the Company’s principal accounting firm, BKD LLP:

	2005	2004
Audit Fees	$68,713	$62,905
Audit Related Fees(1)	—	—
Tax Fees(2)	$8,535	$7,200
All Other Fees	—	—

Total Fees	$77,248	$70,105

(1)	The audit fees were for professional services rendered for the audits of the Corporation’s consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Corporation’s Forms 10-Q, and assistance with regulatory filings. The audit-related fees were for professional services rendered for audits of the Corporation’s benefit plans. The tax fees were for professional services rendered for preparation of tax returns and consultation on various tax matters. All of these audit-related, tax and other fees were pre-approved by the Audit Committee in accordance with the Committee’s pre-approval policy described below.

(2)	“Tax Fees” include primarily tax return preparation and review, and tax planning and advice.

VOTING SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 15, 2006, the Company had 685,639 shares of common stock issued and outstanding and held by approximately 525 holders of record. Each stockholder of record is entitled to one vote per share of common stock on each matter submitted to a vote of stockholders, so long as those votes are represented at the annual meeting, either in person or by proxy.

(a)	Security Ownership Of Certain Beneficial Owners

The Company knows of no persons or groups which are beneficial owners of more than five percent of the outstanding common stock.

(b)	Security Ownership Of Management

The following table indicates, as of March 15, 2006, the number of shares of common stock beneficially owned by each director of the Company, the Named Executive Officers of the Company, and all directors and executive officers of the Company as a group.

SECURITY OWNERSHIP OF MANAGEMENT

	Common Stock Beneficially Owned on March 15, 2006
Name of Beneficial Owner	Number of Shares	Percent of Common Stock Outstanding
William F. Behrmann(7)	3,835	0.56%
Penny A. Belke, DDS(7)	1,056	0.15%
H. David Clayton, DVM(2)(7)	12,679	1.85%
Raymond A. Dieter, Jr., MD(3)(7)	21,367	3.12%
Donald H. Fischer(7)	26,696	3.89%
Harold Gaede(4)(7)	3,763	0.55%
Robert F. Haeger	1,000	0.15%
Mary Beth Moran(1)(7)	587	0.09%
Joseph S. Morrissey, DDS(5)(7)	23,284	3.40%
John M. Mulherin(6)(7)	4,409	0.64%
Christopher P. Barton(1)	10,811	1.58%
Scott W. Hamer(1)	775	0.11%
William W. Mucker(1)	1,075	0.16%
All Directors and Executive Officers as a Group (13 Persons)	111,337	16.24%

(1)	Includes shares issuable pursuant to stock options currently exercisable within 60 days of March 15, 2006 as follows: Mrs. Moran, 150 shares; Mr. Barton, 1,450 shares; Mr. Hamer, 475 shares; Mr. Mucker, 475 shares.

(2)	Includes 6,220 shares held in a trust of which Dr. Clayton is trustee.

(3)	Includes 1,388 shares held in a trust of which Dr. Dieter is trustee.

(4)	Includes 3,426 shares held in a trust of which Mr. Gaede is trustee.

(5)	Includes 14,678 shares held in joint tenancy of which Dr. Morrissey has shared investment and voting power. Also includes 3,950 shares held in an employee retirement plan.

(6)	Includes 1,456 shares held in joint tenancy of which Mr. Mulherin has shared investment and voting power and 604 shares held by Mr. Mulherin’s spouse in an IRA.

(7)	Includes 237 shares held in Lakeside Partners, a partnership of nine directors, of which each director holds 1/9 ownership interest.

(c)	Changes in Control

Management of the Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto, furnished to us under Rule 16a-3(e), we are aware of the following required reports that have not been timely filed:

•	the Forms 3 required to be filed by each of the executive officers and directors of the Company; and

•	a Form 4 by one of our directors to disclose one transaction, the purchase of additional stock in the Company.

Other than this, we are unaware of any other required reports that were not timely filed. Since conducting the review, we have developed new procedures to ensure improved compliance on an on-going basis, including compliance with the requirements of the Sarbanes-Oxley Act.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals will be considered timely and may be eligible for presentation at the Company’s 2006 meeting if they are received by the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137 in the form of a written notice no later than December 8, 2006. If a stockholder intends to present a proposal for consideration at the 2007 Annual Meeting outside the processes of SEC Rule 14a-8, we must receive notice of such proposal not later than February 21, 2007. Otherwise the proposal will be considered untimely. In addition, our proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By Order of the Board of Directors,

/s/ Christopher P. Barton
Christopher P. Barton
Secretary

April 7, 2006

A copy of the Company’s 2005 annual report to the Securities and Exchange Commission on Form 10-K has been furnished with this proxy statement. Copies of the exhibits to the 2005 Form 10-K will be furnished to requesting stockholders upon payment of the Company’s expenses in furnishing such exhibits.

COMMUNITY

Financial Shares, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2006

PLEASE COMPLETE, DATE, SIGN AND MAIL THE

DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE

When this Proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR election of all nominees for director listed on the reverse side of this card.

By signing this proxy card you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held May 18, 2006 and the Proxy Statement dated April 7, 2006.

Signature

Signature

Date             , 2006

Please sign exactly as name/s appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. As described more fully in the accompanying proxy statement, you may revoke this proxy by submitting a later-dated proxy or written notice, or by attending the annual meeting and voting your shares in person.

COMMUNITY FINANCIAL SHARES, INC.

Proxy Solicited by the Board of Directors for Annual Meeting of Stockholders to be held May 18, 2006

The undersigned hereby appoints Donald H. Fischer, Harold W. Gaede and H. David Clayton, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of COMMUNITY FINANCIAL SHARES, INC. to be held May 18, 2006, and at any adjournments thereof, on the following proposals:

(1) Election of Directors					FOR ALL	FOR ALL EXCEPT
Nominees:	William F. Behrmann	Penny A. Belke	H. David Clayton	Raymond A. Dieter, Jr.	☐	☐
	Donald H. Fischer	Harold W. Gaede	Robert F. Haeger	Mary Beth Moran
	Joseph S. Morrissey	John M. Mulherin

INSTRUCTION: To withhold your vote for any individual nominee(s), insert the name of such nominee(s) on the line provided below:

(2) Ratification of the appointment of BKD LLP as independent auditors for the year ending December 31, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. As of April 7, 2006, Community Financial Shares, Inc. does not know of any such other matters to be presented at the Annual Meeting.

You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. Your shares cannot be voted by the proxies unless you sign, date and return this card.

SEE REVERSE SIDE